CREDIT SUISSE
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Media Release
Credit Suisse Announces New Growth Initiatives, Adding to its Alternative Investments Platform within Asset Management

Credit Suisse announces new alliances with Ospraie, Abu Dhabi Future Energy Company and China Renaissance Capital Investment

Credit Suisse-GE Joint Venture, Global Infrastructure Partners, announces appointment of Bill Woodburn to Senior Management team
New York, September 13, 2006 Credit Suisse is pleased to announce a series of strategic growth initiatives in alliances with premier industry partners that will enable the Bank to grow its world-leading Alternative Investments franchise. With the announcement of several new initiatives and the addition of a new founding partner to its Global Infrastructure Partners joint venture with General Electric, Credit Suisse has effectively expanded its Alternative Investments group and offerings across a variety of new products, sectors and regions.

Brian Finn, head of Alternative Investments for Credit Suisse, noted: “Credit Suisse already has a market leadership position in alternative investments, with over USD 125 billion in assets under management. We have in recent months embarked on a strategy of further expanding this alternatives franchise by seeking partners with investment expertise in a variety of different asset classes and investment styles in order to expand our product offering. Each of these strategic partnerships represents a unique, synergistic combination, with both Credit Suisse and the partner bringing capabilities to the table that will result in increased opportunities for our clients.”

“We have recently entered into strategic relationships in the areas of global infrastructure with a focus on emerging markets; commodities and related basic industries; alternative, “clean” energy; and private equity in the People’s Republic of China and Latin America - and we plan on announcing further initiatives in the future,” Mr. Finn said. “As investors increasingly look to a much broader range of investment opportunities which require more specialized expertise, we are seeking to partner with best in class providers who can benefit from our own access to investment ideas, deal flows, client relationships and distribution.”

The initiatives announced today include a broad strategic alliance with and investment in Ospraie Management, led by Dwight Anderson. This relationship will allow Credit Suisse to expand its presence in the management of investments in commodities and basic industries with a world-class partner.

Media Release

Credit Suisse also announced recently a new investment partnership with the Abu Dhabi Future Energy Company (“ADFEC”) in which Credit Suisse, along with ADFEC and other partners, will commit capital to projects and funds focused on alternative energy investments. This partnership is further evidence of Credit Suisse’s long-standing commitment to the Middle East and builds on Credit Suisse’s leading expertise in the energy sector.

Credit Suisse had previously announced a partnership in May 2006 with GE for investments in infrastructure that will initially be funded with over $1 billion. Today, Global Infrastructure Partners announced the appointment of Bill Woodburn, former President and CEO of GE Infrastructure, who will join Adebayo “Bayo” Ogunlesi, Jonathan Bram, Matthew Harris and Michael McGhee as a senior founding Partner of the joint venture.

In addition, Credit Suisse also announced certain geographic initiatives to expand its regional alternative investment focus. Specifically, Credit Suisse is teaming up with China Renaissance Capital Investment (CRCI), led by Mark Qiu, to form a China venture business, to invest in smaller, developing companies. This follows from last year's joint venture between Credit Suisse and CRCI that formed a China growth capital fund, which is now one of the biggest funds dedicated to larger Private Equity deals in greater China.

Credit Suisse also announced the formation of a strategic alliance with a team of leading Latin American professionals and the Bank’s own team to focus on private equity investment opportunities in Latin America.

This press release does not constitute an offer of securities for sale in the United States. Securities may not be sold in the United States absent registration or an exemption from registration. Any public offering of securities in the United States will be made by means of a prospectus provided by the fund that will contain detailed information about the fund and its management, as well as financial statements.

Cautionary statement regarding forward-looking information

This press release contains statements that constitute forward-looking statements. In addition, in the future we, and others on our behalf, may make statements that constitute forward-looking statements. Such forward-looking statements may include, without limitation, statements relating to our plans, objectives or goals; our future economic performance or prospects; the potential effect on our future performance of certain contingencies; and assumptions underlying any such statements.
Words such as “believes,” “anticipates,” “expects,” "intends” and “plans” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. We do not intend to update these forward-looking statements except as may be required by applicable laws.
By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks exist that predictions, forecasts, projections and other outcomes described or implied in forward-looking statements will not be achieved. We caution you that a number of important factors could cause results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements. These factors include (i) market and interest rate fluctuations; (ii) the strength of the global economy in general and the strength of the economies of the countries in which we conduct our operations in particular; (iii) the ability of counterparties to meet their obligations to us; (iv) the effects of, and changes in, fiscal, monetary, trade and tax policies, and currency fluctuations; (v) political and social developments, including war, civil unrest or terrorist activity; (vi) the possibility of foreign exchange controls, expropriation, nationalization or confiscation of assets in countries in which we conduct our operations; (vii) the ability to maintain sufficient liquidity and access capital markets; (viii) operational factors such as systems failure, human error, or the failure to properly implement procedures; (ix) actions taken by regulators with respect to our business and practices in one or more of the countries in which we conduct our operations; (x) the effects of changes in laws, regulations or accounting policies or practices; (xi) competition in geographic and business areas in which we conduct our operations; (xii) the ability to retain and recruit qualified personnel; (xiii) the ability to maintain our reputation and promote our brands; (xiv) the ability to increase market share and control expenses; (xv) technological changes; (xvi) the timely development and acceptance of our new products and services and the perceived overall value of these products and services by users; (xvii) acquisitions, including the ability to integrate successfully acquired businesses; (xviii) the adverse resolution of litigation and other contingencies; and (xix) our success at managing the risks involved in the foregoing.
We caution you that the foregoing list of important factors is not exclusive; when evaluating forward-looking statements, you should carefully consider the foregoing factors and other uncertainties and events, as well as the risks identified in our most recently filed Form 20-F and reports on Form 6-K furnished to the US Securities and Exchange Commission.

Media Release

Press Contacts
In New York:

Suzanne Fleming, Credit Suisse	Tel : 212 875 3957	email: suzanne.fleming@credit-suisse.com

Victoria Harmon, Credit Suisse	Tel : 212 325 6914	email: victoria.harmon@credit-suisse.com

In London:

Gavin Sullivan, Credit Suisse	Tel: +44(0)207-888-8911	email:gavin.sullivan@credit-suisse.com

About Credit Suisse
As one of the world's leading banks, Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. Credit Suisse offers advisory services, comprehensive solutions and innovative products to companies, institutional clients and high-net-worth private clients globally, as well as retail clients in Switzerland. Credit Suisse is active in over 50 countries and employs approximately 40,000 people. Credit Suisse's parent company, Credit Suisse Group, is a leading global financial services company headquartered in Zurich. Credit Suisse Group's registered shares (CSGN) are listed in Switzerland and, in the form of American Depositary Shares (CSR), in New York. Further information about Credit Suisse can be found at www.credit-suisse.com

In its Asset Management business, Credit Suisse offers products across the full spectrum of investment classes, ranging from equities, fixed income, and multiple asset-class products to alternative investments such as private equity, real estate, hedge funds, and volatility management. Credit Suisse’s Alternative Investments group, part of its Asset Management business, is one of the largest alternative asset managers in the world with more than $125 billion of assets under management. Credit Suisse's Asset Management business manages portfolios, mutual funds, and other investment vehicles for a broad spectrum of clients ranging from governments, institutions, and corporations to private individuals. With offices focused on asset management in 18 countries, Credit Suisse's Asset Management business is operated as a globally integrated network to deliver the Bank's best investment ideas and capabilities to clients around the world.
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